Securities Act File No. 333-106498

ICA No. 811- 21384

As filed with the Securities and Exchange Commission on December 2 8 , 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                [X]

                               Pre-Effective Amendment No. ___

                           [  ]

                               Post-Effective Amendment No. _ 2 __

                           [X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                [ X ]

                               Post-Effective Amendment No.     3 _

(Check Appropriate Box or Boxes)

New River Funds

(Exact Name of Registrant as Specified in Charter)

1881 Grove Avenue

Radford, Virginia 24141

Attention:  Doit L. Koppler II

 (Address of Principal Executive Offices)(Zip Code)

(540) 633-7900

 (Registrant's Telephone Number, Including Area Code)

With a copy to:

Bibb L. Strench, Esq.	Emile R. Molineaux, General Counsel
Sutherland Asbill & Brennan LLP	Gemini Fund Services, LLC
1275 Pennsylvania Avenue , N . W .	The Hauppauge Corporate Center
Washington, DC 200 04	150 Motor Parkway
Hauppauge, New York 11788

As soon as practicable after the effective date

(Approximate Date of Proposed Public Offering)

Shares of Beneficial Interest

(Title of Securities Being Registered)

It is proposed that this filing will become effective (check appropriate box):

( X )

immediately upon filing pursuant to paragraph (b).

( )

on (date) pursuant to paragraph (b).

( )

60 days after filing pursuant to paragraph (a)(1).

( )

on (date) pursuant to paragraph (a)(1).

( )

75 days after filing pursuant to paragraph (a)(2).

( )

on (date) pursuant to paragraph (a)(2) of Rule 485.

Prospectus January 1, 2005	NEW RIVER FUNDS New River Small Cap Fund New River Core Equity Fund 1-866-NRA-FUND (1-866-672-3863) www.newriverfunds.com

Investment Manager:

New River Advisers LLC

1881 Grove Avenue

Radford, VA 24141

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is accurate or complete.  It is a criminal offense to suggest otherwise.

OVERVIEW

New River Funds are a family of no-load mutual funds managed by New River Advisers LLC in Radford, Virginia.  Originally conceived as investment options for clients of Third Security, LLC in Radford, Virginia and its affiliated investment advisory firms, Cook Mayer Taylor in Memphis, Tennessee and Howe and Rusling, Inc., in Rochester, New York the following two New River Funds (each a “Fund,” collectively “Funds”) are now available to the public for investment:

The New River Small Cap Fund seeks to provide long-term capital appreciation.  The Fund typically invests in a non-diversified portfolio of common stocks of smaller capitalization U.S. companies that are selected using a research-driven, value-oriented investment strategy.  The Fund is intended to serve as an option for the more aggressive equity portion of an investor’s overall investment plan.

The New River Core Equity Fund seeks to provide long-term capital appreciation.  The Fund typically invests in a diversified portfolio of common stocks of medium and large capitalization companies that are selected to serve as the core equity portion of an investor’s overall investment plan.

TABLE OF CONTENTS

Investment Goals, Strategies and Risks ……………………………………………………………………	2
New River Small Cap Fund……………………………………………………………………………….	2
New River Core Equity Fund……………………………………………………………………………...	4
Fees and Expenses …………………………………………………………………………………………...	7
Management of the Funds ………………………………………………………………………………….	9
Manager……………………………………………………………………………………………………	9
Sub-Advisers………………………………………………………………………………………………	9
Valuation, Buying and Selling of Fund Shares ……………………………………………………………	11
Valuation of Fund Shares………………………………………………………………………………….	11
Buying Shares……………………………………………………………………………………………..	11
Selling Shares……………………………………………………………………………………………..	11
Distribution of Fund Shares ………………………………………………………………………………..	18
Financial Statements ……………………..………………………………………………………………..	19
Privacy Policy …………….………………………………………………………………………………...	20
Prior Performance of Sub-Advisers ……………………….……………………………………………..	21
For More Information ……………………………………………………………………………………...	24

INVESTMENT GOALS, STRATEGIES AND RISKS

New River Small Cap Fund

Investment Goal

The New River Small Cap Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in common stocks of smaller capitalization U.S. companies that the sub-adviser selects using a research-driven, value-oriented investment strategy.  Securities with value characteristics are those that the sub-adviser believes are trading at undervalued prices and have an above-average potential to increase in price.  The Fund maintains a non- diversified portfolio that is expected to consist of stocks of 25-35 companies at any given time.

The Fund generally seeks to invest in companies with under-recognized operational strengths that produce meaningful cash flows in relation to the total capitalizations of the firms themselves.  Within the universe of smaller capitalization companies, the sub-adviser assesses multiple fundamental criteria to identify what it believes are the more attractive companies for investment.  When selecting investments, the sub-adviser seeks companies with some or all of the following attributes:

•

Substantial discretionary cash flow

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Competitive advantage

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Unrecognized operational strengths

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Effective management teams

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Strong balance sheet

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Increasing returns on capital

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Favorable price to book ratio

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Discount to private market value

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with a stock market capitalization (share price multiplied by the number of shares outstanding) between $100 million and $2 billion at time of purchase.  This 80% market capitalization policy can be changed without shareholder approval, however, shareholders would be given at least 60 days’ notice prior to any such change.

The Fund generally seeks to buy and hold stocks for the long - term, but will sell holdings that the sub-adviser believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.  The Fund generally seeks to hold positions in companies as they increase in market capitalization as long as the sub-adviser considers the company to remain an attractive investment with capital appreciation potential.  The Fund may invest up to 5% of its net assets in illiquid securities and may invest up to 5% of its net assets in foreign company securities.

For cash management purposes, the Fund may also invest in high quality money market instruments such as short-term obligations of the U.S. G overnment, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds.

In response to extreme or adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in such short-term instruments for temporary or defensive purposes.  In such cases, the Fund would not be able to achieve its investment objective.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its goal, there is no assurance that it will.  The principal risks that could adversely affect the value of your investment in the Fund include the following:

Stock Market Risk.   Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time.  The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company.  While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Small Company Risk.  Companies with smaller market capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Value Investing.  Because the Fund uses a value-oriented approach, there is a risk that the market will not recognize a stock's intrinsic value for an unexpectedly long time, or that the sub-adviser’s calculation of the underlying value will not be reflected in the market price.  Finally, the sub-adviser’s calculation of a stock's intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund's original purchase price.

Less Liquid Securities.  The smaller company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks.  Therefore, the sale of stocks held by the Fund often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Fund may invest up to 5% of its respective net assets in illiquid securities.  Illiquid securities may offer a higher yield or greater potential for capital appreciation than securities that are more readily marketable, but they may not always be marketable on advantageous terms, if at all.  A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the sub-adviser determines that an adequate investment trading market exists for that security.  However, there can be no assurance that a market will exist for any illiquid security at a particular time.

Foreign Investing.  Investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Non-Diversification Risk.  The Fund is a non-diversified investment company , which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risk s than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Suitability

The Fund may be a suitable investment for:

•

Long-term investors seeking a value investment strategy

•

Investors willing to accept price fluctuations in their investments

•

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

•

Investors pursuing shorter-term investment goals

•

Investors who need regular income

Performance Information

Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Additional Information

The Fund’s investment goal and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval.  If the investment goal is changed, the Fund will notify shareholders before the change becomes effective.  More information about the Fund’s investment policies and procedures with respect to disclosure of the Fund’s portfolio securities, as well as its fundamental investment restrictions, is contained in a Statement of Additional Information, which is available upon request without charge.

New River Core Equity Fund

Investment Goal

The New River Core Equity Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities of medium and large capitalization companies that the sub-adviser believes are the most attractive within their respective industries and have the potential for capital appreciation.  Equity securities include common stock, preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock.

To select securities for investment, the sub-adviser researches individual companies and employs a bottom up, fundamental investment approach to evaluate stocks based on both growth and value characteristics.  An example of a security with growth characteristics is one where the sub-adviser believes the company will experience earnings growth at a faster rate than that of its industry competitors or the economy in general.  Securities with value characteristics are those that the sub-adviser believes are trading at undervalued prices and have an above-average potential to increase in price based on the economic value of the firm.

Some of the factors that the sub-adviser considers when selecting securities for investment are:

•

Price to cash flow ratio

•

Expected earnings growth rates

•

Return on investment

•

Return on equity

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Stability of earnings growth

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Relative price-to-earnings multiple

The sub-adviser also analyzes economic trends, earnings growth rates and general market conditions to select industries within which to find the best investments for the Fund.

The Fund invests primarily in companies that operate in the U.S. or globally with shares traded on U.S. stock exchanges.  The Fund is also authorized to invest up to 20% of its assets in foreign companies, and makes such investments through sponsored or unsponsored American or European Depositary Receipts (ADRs or EDRs) traded on U.S. stock exchanges.  Depository Receipts are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign company.

The Fund may sell holdings that the sub-adviser believes have exceeded their fair market value, become too large a position, experience a change in fundamentals or are subject to other factors that may contribute to relative under performance.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities .   This investment policy can be changed without shareholder approval; however, shareholders would be given at least 60 days’ notice prior to any such change.  The Fund’s equity investments may generate some dividend income, as many of the larger companies selected for investment pay dividends.  The Fund may invest up to 5% of its net assets in illiquid securities.

For cash management purposes, the Fund may also invest in high quality money market instruments such as short-term obligations of the U.S. G overnment, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds.  In response to extreme or adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in such short-term instruments for temporary or defensive purposes.  In such cases, the Fund may not be able to achieve its investment objective.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its goal, there is no assurance that it will.  The principal risks that could adversely affect the value of your investment in the Fund include the following:

Stock Market Risk.   Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time.  The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company.  While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Mid Cap Company Risk.  To the extent the sub-adviser invests Fund assets in securities of mid-sized or newer companies, these investments may be riskier than investments in larger, more established companies.  In addition, mid-sized companies may be subject to wider variations in earnings and business prospects than are larger, more established companies.

Foreign Investing.  Investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Suitability

The Fund may be a suitable investment for:

•

Long-term investors seeking a combination growth and value investment strategy

•

Investors willing to accept price fluctuations in their investments

•

Investors willing to accept risks associated with equity investments

The Fund may not be appropriate for:

•

Investors pursuing a short-term goal

•

Investors who need regular income

Fund Performance

Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Additional Information

The Fund’s investment goal and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval.  If the Fund’s goal is changed, the Fund will notify shareholders before the change becomes effective.  More information about the Fund’s investment policies and procedures with respect to disclosure of the Fund’s portfolio securities, as well as its fundamental investment restrictions, is contained in a Statement of Additional Information, which is available upon request without charge.

FEES AND EXPENSES

The following table lists the fees and expenses that an investor will incur as a shareholder of each Fund based on operating expenses incurred during the fiscal year ended August 31, 2004.

	Small Cap Fund	Core Equity Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable) (1)	2.00%	2.00%
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	12.42%	61.86%
Total Annual Fund Operating Expenses	13.67%	62.91%
Fee Waiver and/or Expense Limitation	12.17%	61.61%
Net Expenses( [2] )	1.50%	1.30%

(1)

The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days. You will be charged a $10.00 fee for wire redemptions.  A redemption fee will not apply to shares involuntarily redeemed.  You will be assessed fees for outgoing wire transfers and returned checks.

(2)

New River Advisers LLC (“ Manager ”) has agreed contractually to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2005 such that the net annual operating expenses of the Small Cap Fund and Core Equity Fund will not exceed 1.50% and 1.30%, respectively, of average daily net assets, subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Fee Examples:  These examples help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.

Please note that the 1 Year example and the first year of the 3 Years, 5 Years and 10 Year s example s below reflect the effect of the M anager’s expense limitation agreement in effect through December 31, 2005.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year *	3 Year s*	5 Years*	10 Years*
Small Cap Fund	$153	$2,742	$4,902	$8,862
Core Equity Fund	$132	$6,718	$7,885	$8,133

* Please note that the 1 Year example and only the first year in the 3 Years, 5 Years and 10 Years examples reflect the effect of the Manager’s fee waiver and expense limitation agreement.  The amounts for the second through tenth years assume that the expense limitation was not continued beyond the first year.  If the expense limitation agreement was continued, the 3 Years, 5 Years and 10 Years expense example amounts would be $474, $818, and $1,791 for the Small Cap Fund, respectively, and  $412, $713 and $1,568 for the Core Equity Fund, respectively.

MANAGEMENT OF THE FUND S

MANAGER

New River Advisers LLC, 1881 Grove Avenue, Radford, Virginia, 24141, serves as the investment manager (“Manager”) to each of the Funds and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).  The Manager is a wholly-owned subsidiary of Third Security, LLC. Third Security, LLC is a private equity investment firm providing services to its affiliated companies.

The Manager has overall supervisory responsibility for the general management and investment of each Fund and its securities portfolio.  Subject to review and approval by the Board of Trustees of New River Funds, the Manager sets each Fund’s overall investment strategies, evaluates, selects and recommends sub-advisers to manage the assets of each Fund and supervises and evaluates the performance of the sub-advisers.  The Manager may, in the future directly manage the assets of funds within the fund complex.

The Small Cap Fund and Core Equity Fund pay a management fee to the Manager equal to 1.00% and 0.80%, respectively, of the ir average net assets .

The Manager has contractually agreed to waive its management fees and/or to make payments to limit the Fund s’ expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2005, so that the total annual operating expenses of each Fund do not exceed specified limits.  Waivers and expense payments may be recouped by the Manager from a Fund to the extent that overall expenses fall below the specified limits within three years of when the amounts were waived or recouped.  Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

SUB-ADVISERS

The Manager has entered into sub-advisory agreements with the sub-advisers set forth below (the “Sub-Advisers”) to manage the investment portfolio of each Fund.   Each S ub- A dviser is an affiliate of the Manager. Each S ub- A dviser will be compensated in an amount equal to 40% of the management fee received by the Manager.

Cook Mayer Taylor

Michael W. Cook Asset Management, Inc. , which does business under the name “Cook Mayer Taylor”, 5170 Sanderlin Avenue, Suite 200, Memphis, Tennessee 38117, serves as the S ub- A dviser for the Small Cap Fund.  Cook Mayer Taylor is a federally registered investment advisory firm that has been in business for more than fifteen years.  As of December 10 , 2004, the firm had $ 377 million of assets under management in private accounts.  The co-portfolio managers for the Fund are Michael W. Cook and Andrew G. Taylor.

Mr. Cook, 4 7 , founded Cook Mayer Taylor in 1989 and serves as its Chairman.  Prior to founding Cook Mayer Taylor, Mr. Cook was a portfolio manager and trust officer for Front Street Capital Management and an Account Executive with Merrill Lynch & Company.  Mr. Cook is a member of the CFA Institute (formerly AIMR ) and Memphis Society of Financial Analysts.  He attended Covenant College where he studied religion, philosophy and history.  Mr. Cook is primarily responsible for research, security selection, and portfolio management.

Mr. Taylor, 40 , is Cook Mayer Taylor’s President.  He received both his B.B.A. in Finance and Marketing, and M.B.A. in Finance from Baylor University, completing the latter in 1987.  Mr. Taylor is a C hartered F inancial A nalyst and a member of both the CFA Institute (formerly AIMR ) and Memphis Society of Financial Analysts. Mr. Taylor served as a financial analyst for Union Planters National Bank and Schering-Plough prior to joining Mr. Cook in 1990.  Mr. Taylor’s duties include investment research, portfolio management and supervision of trading and compliance.

Howe and Rusling

Howe and Rusling, Inc. (“Howe and Rusling”), 120 East Avenue, Rochester, New York 14604, serves as S ub- A dviser for the Core Equity Fund using a team approach.  Howe and Rusling is a federally registered investment advisory firm that has been in business since 1930.  As of December 10 , 2004, the firm had $ 577 million of assets under management in private accounts.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  The Trust will post complete lists of the Funds’ portfolio holdings as of the end of each quarter on its website at www.newriverfunds.com .  The Trust intends to post the portfolio holdings no later than 30 business days after the end of the quarter.  Each quarter’s complete list of the Funds’ portfolio holdings will remain available on www.newriverfunds.com at least until the Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  The Trust’s policies and procedures regarding website disclosure of the Funds’ portfolio holdings, as well as the Trust’s other policies and procedures relating to disclosure of the Funds’ portfolio holdings, are described in the Statement of Additional Information.

VALUATION OF FUND SHARES

Shares of each Fund are sold at the net asset value per share (NAV), which is determined for each Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the Fund is open for business (generally the same days that the New York Stock Exchange (NYSE) is open).  However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.

Each Fund’s securities are generally valued each day at their current market value.  Fair value determinations are required for securities for which market quotations are not readily available, securities for which, in the judgment of the Manager,  the prices or values available do not represent the fair value of the instrument, securities determined to be illiquid and securities with respect to which an event that will effect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  In the event a Fund holds or acquires a security for which a fair value determination is required, the Fair Value Committee (“Committee”) is authorized to and shall determine the fair value of the security pursuant to procedures adopted by the Board of Trustees .. The Committee currently consists of one Trustee and certain officers of Third Security, LLC.   At a meeting of the Committee called for the purpose of valuing a security, the Committee may request that a representative of the Manager or a Sub-Adviser familiar with the security describe to the Committee the nature of the security, any circumstances requiring a determination by the Committee and the Manager’s or Sub-Adviser’s recommended methodology for determining the fair value of the security.  Determination by the Committee that a security held by a Fund should be valued in a particular manner shall be effective for all subsequent calculations of the Fund’s NAV until such time as either (a) the Fund no longer owns the security in question; (b) a fair value determination is no longer required for the security; or (c) the Committee determines to modify or terminate its prior determination with respect to the security.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When an investor seeks to invest in a Fund,  we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you.  We may also ask to see other identifying documents.  Until you provide the information or documents we need, we will not be able to open an account or effect any transactions for you.

When a foreign business, enterprise or non-U.S. person that does not have an identification number seeks to invest in a Fund , we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

BUYING SHARES

You may buy shares of a Fund at the Fund’s NAV next determined after you place your order. If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts: Individual or Joint Ownership, Gift or Transfer to Minors, Trust, Corporation, Partnerships or Other Legal Entities and Retirement Accounts. See “Method of Buying” or for assistance in opening an account, please contact New River Funds (toll-free) at 1-866-NRA-FUND (672-3863).

MINIMUM INVESTMENTS

The initial investment amount for all accounts (including IRAs) is $1,000.  The minimum subsequent investment is $250 ($25 for automatic investment plans).

TIMING OF REQUESTS

Your price per share will be the NAV next determined after a Fund or its agents receive your request in good order.  All requests received in good order before a Fund’s close of business will be executed at the NAV computed on that same day.  Requests received after the close of business will receive the next business day’s NAV.

RECEIPT OF ORDERS

Shares may only be purchased on days a Fund is open for business.  The Funds may authorize one or more broker/dealers to accept purchase and redemption orders on behalf of the Funds that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund’s behalf.

METHODS OF BUYING

	To Open an Account	To Add to an Account
By Telephone

You may not use telephone transactions for your initial purchase of a Fund’s shares.  If you have elected “Telephone Privileges” f o r a New River Fund, you may call that Fund (toll-free) at 1-866-NRA-FUND to request an exchange into another New River Fund.  (Note:  For security reasons, requests by telephone will be recorded.)  See “Exchanging Shares.”

If you have elected “Telephone Privileges” on the Account Application Form, call the Funds (toll-free) at 1-866-NRA-FUND to place your order. You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase is $250.

By Mail

Make your check payable to “New River Funds.”  Forward the check and your completed application to the address below. No third party checks will be accepted.  If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail / Overnight Delivery New River Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check.  Make your check payable to “New River Funds.”  Forward the check and stub to the address below.

By Regular Mail / Overnight Delivery

New River Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Wire

Forward your completed application to New River Funds at the address below.  Call (toll-free) 1-866-NRA-FUND to obtain an account number.  Wire funds using the instructions to the right.

By Regular/Overnight Delivery

New River Funds

c /o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE  68137

Notify the Funds of an incoming wire by calling (toll-free) 1-866-NRA-FUND.  Use the following instructions:

First National Bank of Omaha

Omaha, NE 68102

ABA#:  104000016

Credit:  “name of fund”

DDA #: 110140643

FBO:      (name of Fund)

(name/title on the account)

(account #)

Neither the Funds nor their agents are responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account with one of the above methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call New River Funds (toll-free) at 1-866-NRA-FUND.  Additional investments (minimum of $25) will be taken from your checking account automatically , monthly or quarterly , as directed by you ..

Through Your Financial Intermediary	To purchase shares for another investor, call the Funds (toll-free) at 1-866-NRA-FUND.	To purchase shares for another investor, call the Funds (toll-free) at 1-866-NRA-FUND.
By Exchange	Call the Funds (toll-free) at 1-866-NRA-FUND to obtain exchange information. See “Exchanging Shares.”	Call the Funds (toll-free) at 1-866-NRA-FUND to obtain exchange information. See “Exchanging Shares.”

SELLING SHARES

You have the right to sell (“redeem”) all or part of your shares subject to certain restrictions. The Fund will redeem your shares at the Fund’s NAV per share next determined after your request is received in good order, minus the redemption fee, if applicable. See “Payment of Redemption Proceeds” and “Redemption Fee” for further information.

METHODS OF SELLING

To Sell Some or All of Your Shares
By Telephone	Call New River Funds (toll-free) at 1-866-NRA-FUND to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing New River Funds to redeem the dollar amount or number of shares you wish.  The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding. See “Signature Guarantees”.

By Wire	Call New River Funds (toll-free) at 1-866-NRA-FUND to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
By Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan.  Call New River Funds (toll-free) at 1-866-NRA-FUND to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $50 per period.  Note that this plan may deplete your investment and affect your income or yield.

Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
By Exchange	Call New River Funds (toll-free) at 1-866-NRA-FUND to obtain exchange information. See “Exchanging Shares” for further information.

PAYMENT OF REDEMPTION PROCEEDS

You may request redemption of your shares at any time.  Your shares will be redeemed at the NAV per share next determined after a Fund or its agents receive your order in good order.  “Good order” means your letter of instruction includes:

•

The name of the Fund

•

The number of shares or the dollar amount of shares to be redeemed

•

Signatures of all registered shareholders exactly as the shares are registered

•

The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.  You may receive the proceeds in one of three ways:

1.

We can mail a check to your account’s address.  Normally, you will receive your proceeds within seven days after the Fund receives your request in good order, however your request may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.

We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.

For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Funds' transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  This procedure is intended to protect the Funds and their shareholders from loss.

The Funds' transfer agent will send redemption proceeds by wire or EFT only to the bank account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the t ransfer a gent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

REDEMPTION FEE

For shares held less than 30 days, the Funds will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Funds’ balance minimum.  See “General Transaction Policies” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

SIGNATURE GUARANTEES

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account

•

When you want the redemption proceeds sent to a different address than that registered on the account

•

If the proceeds are to be made payable to someone other than the account’s owner(s)

•

Any redemption transmitted by federal wire transfer to a bank other than your bank of record

•

If a change of address request has been received by the Funds’ transfer agent within the last 15 days

•

For all redemptions of $50,000 or more from any shareholder account

Medallion signature guarantees are designed to protect both you and the Funds from fraud.  Medallion signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC.  Notaries cannot provide medallion signature guarantees.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) 1-866-NRA-FUND before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-NRA-FUND before making your request to determine what additional documents are required.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. You may exchange all or a portion of your investment from one New River Fund to another.  Any new account established through an exchange will be subject to the minimum investment requirements described above.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  The exchange privilege may be exercised only in those states where the shares of the Fund being acquired legally may be sold.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss and would be subject to the Funds’ 2% redemption fee on shares redeemed within 30 days of purchase.

Call the Funds (toll-free) at 1-866-NRA-FUND to learn more about exchanges and other New River Funds.

Please note that the Funds are intended as long-term investment vehicle s and not to provide a means of speculating on short-term market movements.  In addition, excessive trading can hurt a Fund’s performance and shareholders.  Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively.  The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

GENERAL TRANSACTION POLICIES

The Funds reserve the right to:

•

Vary or waive any minimum investment requirement.

•

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•

Reject any purchase or exchange request (but not a redemption request in good order) for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

•

Redeem all shares in your account if your balance falls below the Funds’ minimum.  If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•

Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•

Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•

Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, the Funds’ transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.  The Funds’ transfer agent may request personalized security codes or other information, and may also record calls.  You should verify the accuracy of your confirmation statements upon receipt and notify the Funds’ transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Funds (toll-free) at 1-866-NRA-FUND for instructions.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund s or the Funds’ transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Buying Shares.”

In an effort to minimize costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-866-NRA-FUND to request individual copies of these documents.  The Funds will begin sending individual copies within thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

MARKET TIMING

Frequent trading into and out of a Fund can harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, t he Funds’ Board of Trustees have approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

o

committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to this “Market Timing Trading Policy;” and

o

assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The redemption fee, which is uniformly imposed, is imposed to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Funds, the Funds’ Manager or transfer agent may in their sole discretion determine that your trading activity may be detrimental to the Funds as described in the Funds’ Market Timing Trading Policy section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Manager will be liable for any losses resulting from rejected purchase or exchange orders. The Manager may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds .

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. The Fund expects the service provider to take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Aquarius Fund Distributors, LLC (“Aquarius”) serves as distributor of the shares of each of the Funds.  Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of each Fund are offered on a continuous basis.

DISTRIBUTION PLAN

New River Funds has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to pay for certain distribution activities and shareholder services for the Funds and their shareholders.  Under the P lan, each Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund pays its shareholders dividends from the Fund’s net investment income and distributes any net capital gains the Fund has realized.  All Funds declare and pay dividends at least annually.  Capital gains, if any, are distributed at least once a year.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund unless you provide us with a telephone or written request to receive your payments in cash.  Dividends and distributions paid in cash or additional shares are treated the same for tax purposes.

Annual Statements. Every January you will receive a statement that shows the tax status of dividends and distributions you received the previous year.   Dividends and d istributions declared in December but paid in January are taxable as if they were paid in December.

Avoid "Buying a Dividend." If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Tax Considerations. In general, Fund distributions are taxable to you as either ordinary income or capital gain.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.  A portion of the dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.

Backup Withholding. By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•

provide your correct social security or taxpayer identification number,

•

certify that this number is correct,

•

certify that you are not subject to backup withholding, and

•

certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the I nternal R evenue S ervice instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Tax Information. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different New River Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ financial performance for the fiscal period presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the Small Cap Fund and the Core Equity Fund for the period ended August 31, 2004 has been audited by Tait, Weller and Baker, whose report, along with the Funds’ financial statements, are included in the Funds’ August 31, 2004 annual report, which is available upon request.

For the period October 1, 2003* through August 31, 2004

Selected data based on a share outstanding throughout the entire period (a)
	Small Cap	Core Equity
	Fund	Fund

Net asset value, beginning of period	$ 10.00	$ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)	(0.02)
Net realized and unrealized gain on investments	2.11	0.46
Total from investment operations	2.00	0.44

Net asset value, end of period	$ 12.00	$ 10.44

Total return (b)	20.00%	4.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 3,568	$ 281
Ratios to average net assets (c,d)
Expenses	1.83%	1.67%
Net investment income (loss)	(0.99)%	(0.21)%
Portfolio turnover rate	15%	38%

*Commencement of operations.
(a) Per share amounts have been calculated using the average share method, which more accurately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Such percentages are after advisory fee waivers and expense subsidies. The amount of waivers and expense subsidies equated to 11.84% and 61.24% of average net assets for Small Cap Fund and Core Equity Fund, respectively.

  The Privacy Policy is not part of this Prospectus:

PRIVACY POLICY

At NEW RIVER FUNDS we recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.  This s tatement applies to information on current and former customers.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•

Account applications and other required forms;

•

Written, oral, electronic or telephonic communications; and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as otherwise permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as otherwise permitted by law.

PRIOR PERFORMANCE OF SUB-ADVISERS

Cook Mayer Taylor (sub-adviser to the Small Cap Fund)

Provided below is a composite showing the historical performance, prior to the inception of New River Funds, of client accounts managed by Cook Mayer Taylor according to the same investment goal and substantially similar investment strategies and policies as those of the Small Cap Fund.  For comparison purposes the performance composite is measured against the S&P 500, the Russell 2000 and the Russell 2000 Value stock indices.

This information is provided to illustrate the past performance of Cook Mayer Taylor in managing client accounts in a substantially similar manner as the Small Cap Fund but does not represent the performance of the Small Cap Fund.  Past performance is no guarantee of future results.  Performance results may be materially affected by market and economic conditions.  Investors should not consider this performance data as an indication of future performance of the Small Cap Fund, or the return an individual investor might achieve by investing in the Fund.

The Fund’s results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses.  The Fund’s results may also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, could have adversely affected the performance of the client accounts.

CMT SMALL CAP COMPOSITE

ASSET WEIGHTED RETURNS

	CMT NET	CMT GROSS	S&P 500	Russell 2000	Russell 2000 VALUE	# of Accounts in composite	Composite dispersion	Total Composite assets (Millions)	% of Firm assets	Total Firm Assets (millions)
2002	1.26%	2.03%	-22.10%	-20.48%	-11.43%	22	1.6%	$49	46%	$107
2001	1.05%	1.80%	-11.89%	2.49%	14.03%	20	1.3%	$48	39%	$120
2000	7.93%	8.71%	-9.10%	-3.03%	22.80%	18	2.2%	$41	30%	$137
1999	32.23%	33.10%	21.04%	21.26%	-1.48%	23	2.7%	$69	48%	$144
1998	3.45%	4.15%	28.58%	-2.56%	-6.44%	27	1.5%	$58	42%	$136
1997	26.60%	27.43%	33.36%	22.37%	31.80%	27	0.7%	$61	50%	$123
1996	24.56%	25.44%	22.96%	16.51%	21.37%	32	1.2%	$56	58%	$97
1995	26.98%	28.02%	37.58%	28.45%	25.75%	31	1.0%	$48	77%	$63
1994	2.00%	2.93%	1.32%	-1.82%	-1.55%	21	0.8%	$18	74%	$24
1993	15.47%	16.49%	10.08%	18.88%	23.84%	15	0.5%	$11	77%	$14
1992	9.14%	10.15%	7.62%	18.42%	29.14%	8	0.6%	$7	84%	$8
1991	30.38%	31.80%	30.47%	46.03%	41.72%	6	1.6%	$2	62%	$4
1990	-5.02%	-3.94%	-3.10%	-19.52%	-21.77%	5 or Fewer	N/A	$1	38%	$2

CUMULATIVE ANNUALIZED RETURNS

Periods Ending June 30, 2003

	CMT NET	CMT GROSS	S&P 500	Russell 2000	Russell 2000 VALUE
YTD 6/30/03*	15.81%	16.24%	11.76%	17.88%	16.49%
1 Year	14.32%	15.19%	0.25%	-1.64%	-3.80%
3 Years	10.75%	11.57%	-11.20%	-3.30%	10.93%
5 Years	8.87%	9.66%	-1.61%	0.96%	4.98%
10 Years	14.04%	14.90%	10.04%	8.24%	11.35%

        *Period less than one year is not annualized.

The CMT Small Cap Composite is made up of fully discretionary client accounts, including those accounts no longer with the firm.  Closed accounts are included in the composite during the period they were managed and are not removed from the historical rate of return.   The minimum account size to be included in the composite is $300,000, because of necessary differences in the management of smaller accounts and because of the fact that they are not managed in a manner substantially similar to those in accounts in the composite.  The U.S. dollar is the currency used to express performance.  Returns are stated gross and net of all fees and include the reinvestment of all income.  Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the Fund.  Actual investment advisory fees incurred by Cook Mayer Taylor client accounts may vary.  The annual composite dispersion presented is an asset-weighted calculation of performance dispersion for accounts in the composite for the entire year.  Leverage is not used in the composite.

Cook Mayer Taylor maintains a complete list and description of composites, which is available upon request.  The CMT Small Cap Composite was created on January 1, 1990.  Trade date valuation has been used since January 1, 1994.  Prior to 1994, settlement date valuation was used.

Cook Mayer Taylor prepared and presents the composite performance information in compliance with the Performance Presentation Standards of the CFA Institute (formerly Association for Investment Management and Research), the U.S. and Canadian version of the Global Investment Performance Standards (“GIPS”).  The CFA Institute itself has not been involved with the preparation or review of the composite.  A third-party verification as set forth by the CFA Institure standards has been conducted by Ashland Partners & Co. LLP from January 1, 1990 through March 31, 2003.

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information ( “ SAI ” )

The SAI of the Funds provides more details about each Fund’s policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for each Fund provide the most recent financial reports and a discussion of portfolio holdings.  The se report s contain a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of New River Funds or to request additional information about New River Funds, please contact us.

By Telephone (toll free) :

1-866-NRA-FUND (1-866-672-3863)

By Internet:

www.newriverfunds.com

By Mail:

New River Funds
c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Through the SEC:

You may review and obtain copies of New River Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File Number:  811-21384

NEW RIVER FUNDS

New River Small Cap Fund

New River Core Equity Fund

Investment Manager

New River Advisers LLC

1881 Grove Avenue

Radford, VA  24141

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

New River Funds
Statement of Additional Information
January 1, 2005

New River Small Cap Fund

New River Core Equity Fund

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of New River Funds (the “Trust”) dated January 1, 2005.  The Trust is a multi-series investment company that currently offers shares of each of the Funds listed above.   The audited financial statements for the Funds, which include the portfolios of investments and independent auditors’ report for the year ended August 31, 2004 are hereby incorporated by reference to the Annual Report. C op ies of the Prospectus and Annual Report may be obtained by written request to the Funds at the address, telephone number or website listed below.

New River Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

(866) NRA-FUND (1-866-672-3863)

www.newriverfunds.com

TABLE OF CONTENTS

Fund History
Investment Strategies and Risks
Investment Restrictions
Policies and Procedures for Disclosure of Fund Portfolio Holdings
Trustees and Officers
Principal Holders of Securities and Control Persons of the Funds
Management and Other Services
Determination of Net Asset Value
How to Buy and Sell Shares
Federal Tax Status of the Funds
Additional Information
Financial Statements
Appendix A – Proxy Voting Policies and Procedures

FUND HISTORY

New River Funds (the “Trust”) was organized as a statutory trust under the Delaware Statutory Trust Act on April 21, 2003, and is a trust commonly known as a “business trust.” The Trust is currently comprised of two separate mutual funds, each of which is represented by a separate series of shares of beneficial interest of the Trust (each series is referred to as a “Fund” and, collectively, as the “Funds”).  The Trust may, in the future, issue additional series of shares representing interests in additional funds.  New River Advisers LLC (the “Manager”) manages each Fund.

Howe and Rusling, Inc. sub-advises the New River Core Equity Fund.  Michael W. Cook Asset Management, Inc. (“Cook Mayer Taylor”) sub-advises the New River Small Cap Fund.  Howe and Rusling, Inc. and Cook Mayer Taylor are individually referred to as a “Sub-Adviser” and collectively as the “Sub-Advisers”.  Each Fund is distributed by Aquarius Fund Distributors, LLC (the “Distributor”).

INVESTMENT STRATEGIES AND RISKS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The New River Small Cap Fund is classified as a non-diversified fund within the meaning of the 1940 Act and the New River Core Equity Fund is classified as a diversified fund within the meaning of the 1940 Act.

The investment goals, principal investment strategies and principal risks of each Fund are described in the Prospectus.  A further description of certain types of investments the Funds may make and their risks appear below.  Consistent with the 1940 Act and related Securities and Exchange Commissions (“ SEC ”) rules, each Fund will, under normal circumstances, invest at least 80% of its assets plus borrowing for investment purposes in the type of securities suggested by its name.  The term “assets,” for purposes of the 80% investment policy stated in the prospectus means net assets plus borrowing for investment purposes.

CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND OTHER BANK OBLIGATIONS.  Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000.  A Fund may, within the limits set forth in the Prospectus, purchase bank obligations, which are fully insured as to principal by the FDIC.  Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.  Unless the Manager or a Sub-Adviser, through delegated authority from the Board of Trustees (“Board”) , determines that a readily available market exists for such obligations, the Fund s will treat such obligations as subject to the 5% limit for illiquid investments as set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

COMMERCIAL PAPER.  Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CONVERTIBLE SECURITIES.  Each Fund may invest in convertible securities, which are fixed-income securities convertible into common stock.  Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objectives.

The transactions described in this section may also cause certain Federal income tax consequences described below under the heading “Certain Tax Considerations.”

FOREIGN INVESTING.   Each Fund may invest in foreign companies through depository receipts or by purchasing securities traded on U.S. exchanges.  American Deposit o ry Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Deposit o ry Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include , among others , foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund’s net investment income.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

ILLIQUID OR RESTRICTED SECURITIES.  Each Fund may invest up to 5% of its assets in illiquid securities.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of the Trust.  If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Manager or a Sub-Adviser under the supervision of the Board of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 5% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager or a Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Manager or a Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest, more than 5% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INVESTMENT COMPANIES.  Each Fund may purchase shares of registered or unregistered trusts or investment companies, including exchange traded funds, that invest principally in securities in which the Fund is authorized to invest. The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company assets. The Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Fund may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.

EXCHANGE TRADED FUNDS (“ETFs”). ETFs are passive funds that track their related index and have the flexibility of trading like a stock .. ETFs are managed by professionals and provide an investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value per share (NAV) is calculated.

LENDING FUND SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Fund may lend securities to brokers, dealers and other financial organizations.  A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank arranges for each Fund’s securities loans and manages collateral received in connection with these loans.

REPURCHASE AGREEMENTS.  Each Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 5% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Manager or Sub-Adviser s, pursuant to guidelines or procedures approved by the Board of the Trust, and only when the economic benefit to the Fund is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

TIME DEPOSITS AND VARIABLE RATE NOTES.  Each Fund may invest in these investments.  Commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s S ub- A dviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

WHEN-ISSUED SECURITIES. Each Fund may take advantage of offerings of eligible securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

INVESTMENT RESTRICTIONS

The investment strategies and risks set forth above, and the following policies and limitations supplement those set forth in the Prospectus. For purposes of all of the Funds’ investment policies: (i) all percentage limitations apply immediately after an initial or subsequent purchase; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Other than the fundamental investment restrictions set forth below, all investment policies are non-fundamental.  A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

1.

New River Core Equity Fund is classified as diversified as defined under the 1940 Act and may not change its classification from diversified to non-diversified without shareholder approval.  The following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.  Under the 1940 Act, diversified generally means that a Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer.

2.

A Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, the Fund’s investments would be concentrated in the securities of issuers whose principal business activities are in the same industry.  The following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.  The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within th at industry.  This restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. G overnment, or its agencies or instrumentalities or in tax-exempt securities.  In applying each Fund’s fundamental policy concerning industry concentration, a Fund will apply a non-fundamental policy, described hereafter, governing categorization of companies into specific industries.  Concentration will be examined by looking at each company’s particular niche and not its general industry.  In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, and telecommunications will each be a separate industry.  Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

3.

A Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

4.

A Fund shall not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

5.

A Fund shall not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the F und from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6.

A Fund shall not underwrite securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under the 1933 Act in acquiring, disposing of, or re-selling a security.

7.

A Fund shall not make loans, provided that this restriction does not prevent the Fund from purchasing debt securities, entering into repurchase agreements or loaning its assets to broker-dealers , financial organizations or institutional investors.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies may be changed by the Board of the Trust without shareholder approval:

1.

Each Fund does not currently intend to purchase any security if, as a result, more than 5% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

2.

Each Fund does not currently intend to borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, and except that, if authorized, a Fund may enter into reverse repurchase agreements and engage in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund’s total assets and if the Fund’s borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Fund’s total assets, the Fund will not purchase any additional securities.

3.

Each Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.

Each Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in - kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

5.

Each Fund does not currently intend to make loans in an aggregate amount exceeding one-third of the Fund’s total assets at the time the loan is made, or to lend assets other than securities to other parties, except by (a) lending money (up to 15% of a Fund’s net assets) to a registered investment company or portfolio for which the Manager, Sub-Adviser or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.  (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The investment goal of each Fund is a non-fundamental policy and such policy may be changed by the Board of the Trust without shareholder approval.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.   These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Website Disclosure of Fund Portfolio Holdings .  The Trust will post complete lists of the Funds’ portfolio holdings as of the end of each quarter on its website at www.newriverfunds.com .  The Trust intends to post the portfolio holdings no later than 30 business days after the end of the quarter.

Each quarter’s complete list of the Funds’ portfolio holdings will remain available on www.newriverfunds.com at least until the Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.

Disclosure of Fund Portfolio Holdings to Approved Recipients .  Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on our website.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Manager and Sub-Advisers .  Personnel of the Manager and personnel of the Sub-Advisers, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Manager and the Sub-Advisers to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Manager and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC .  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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The Bank of New York .  The Bank of New York is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Ranking Agencies .  Morningstar and Lipper may also receive the Funds’ full portfolio holdings, generally quarterly on a 30-day delayed basis.

Additions to List of Approved Recipients .  The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on www.newriverfunds.com .  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

Compliance With Portfolio Holdings Disclosure Procedures .  The Funds’ Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board of Trustees any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust and each Fund and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance.  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.  The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.  Five regular meetings and one special telephonic meeting of the Trustees were held during the fiscal year ended August 31, 2004. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.  The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the last five years, are set forth in the table below.

Name , Address, and Age	Positions Held with the Trust	Year of Election or Appointment	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Doit L. Koppler II* 1881 Grove Avenue Radford, VA 24141 Age: 41	Chairman, Chief Financial Officer and Treasurer	2003	Treasurer and a Managing Director of Third Security, LLC since 2001 ; Treasurer of Howe and Rusling, Inc., a wholly-owned affiliate of Third Security, LLC since 2002 ; Vice President, Controller, and Asst. Secretary of GIV Holdings, Inc. (Holding Company of Pharmaceutical related Companies) from 1992 to 2000 ; M anager in the audit practice of Ernst & Young from 1987 to 1992.	2	None

INDEPENDENT TRUSTEES:
Vijay Singal, Ph.D., CFA Virginia Tech 1016 Pamplin Hall Blacksburg, VA 24061 Age: 50	Independent Trustee, Member of Fund Audit Committee	2003	H ead of the Department of Finance at the Pamplin College of Business at the Virginia Polytechnic Institute and State University (“University”) since the beginning of 2003 ; J. Gray Ferguson Professor of Finance at the University since 2002 ; From 1998 through 2002, Associate Professor of the University and prior thereto, he served as an Assistant Professor.	2	None
William Fry, CPA 1881 Grove Avenue Radford, VA 24141 Age: 65	Independent Trustee, Member of Fund Audit Committee, Financial Expert	2003	Chief Financial Officer of RADVA Corp. , design er and manufacture r of protective packaging and shape-molded foam products for customers in almost every industry , since 1989.	2	None

OFFICERS:
Robert Patzig 1881 Grove Avenue Radford, VA 24141 Age: 35	Chief Executive Officer	2003

Senior Managing Director of Third Security, LLC since 2003 and a Managing Director since 1998 ;       C hair of the equity investment committee of Howe & Rusling, Inc., a wholly-owned affiliate of Third Security, LLC since February, 2002 ; V oting member of the Fixed Income Committee since February, 2002 ; Director of Market Research and Analysis at GIV Holdings, Inc., from 1996 to 1998 ; English instructor at Virginia Polytechnic Institute and State University from 1994 until 1996.

			n/a	n/a
Theodore Fisher 1881 Grove Avenue Radford, VA 24141 Age: 33	Secretary	2003

Associate General Counsel of Third Security, LLC since  2003.  Associate on the Global Capital Markets and Mergers and Acquisitions Team at Hunton & Williams (law firm), Richmond, Virginia from 1996 to 2003 ..

			n/a	n/a
Andrew Rogers 150 Motor Parkway Hauppauge, NY 11788 Age: 34	Assistant Secretary	2003

President, Fund Compliance Services, LLC since 2004; President, GemCom LLC since 2004; Director of Administration , Gemini Fund Services, LLC since 2001; Vice President, JP Morgan Chase & Co. from 1998 to 2001.

			n/a	n/a
Colleen T. McCoy 161 Canterbury Road Rochester, NY 14607 Age: 50	Chief Compliance Officer	2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1988-2001).

			n/a	n/a
* Mr. Koppler is considered to be an “interested” Trustee because of his officer positions in the parent company of the Manager and Sub-Advisers.

Correspondence intended for each Trustee or officer may be sent to 1881 Grove Avenue, Radford, VA  24141.

The following table provides information regarding shares of the Funds owned by each Trustee as of December 15, 2004.

Name of Trustee	Dollar Range of Shares in the Core Equity Fund*	Dollar Range of Shares in the Small Cap Fund*	Aggregate Dollar Range of Shares in the Complex*
Doit L. Koppler II	None	$50,001 - $100,000	$50,001 - $100,000
Vijay Singal, Ph.D.	None	None	None
William Fry, CPA	None	None	None

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record , securities issued by the Manager or a Sub-Adviser or the principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, a Sub-Adviser or principal underwriter of the Trust.

COMPENSATION.  Messrs. Koppler and Patzig are officers and Mr. Fisher is an employee of Third Security, LLC and receive d no compensation from the Trust.  Mr. Rogers is an employee of Gemini Fund Services, LLC and receive d no compensation from the Trust.  The Trust paid each Trustee who is not an interested person a one - time initial fee of $2,500 for preparing for, and $1,200 for attending, the organizational meeting of the Trust.  The Trust pays each Trustee who is not an interested person a fee of $1,200 for each regular Board meeting attended, a fee of $1,200 for each Board Committee meeting attended that is not held on the same day as a regular Board meeting or a fee of $300 for each committee meeting attended on the same day as a regular Board meeting and a fee of $300 for special telephonic meetings. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2004.

Trustee	Aggregate Compensation from Trust*	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustee
Doit L. Koppler II	$0	N/A	N/A	$0
Vijay Singal, Ph.D.	$9,100	N/A	N/A	$9,100
William Fry, CPA	$9,100	N/A	N/A	$9,100

As of December 15, 2004, the trustees and officers of the Trust as a group owned less than 1 % of the outstanding shares of each Fund.

COMMITTEES.  The Board has appointed a standing Audit Committee (“Committee”) comprised solely of all of the Independent Trustees.  The Committee is composed of Messrs. Singal and Fry.  The C ommittee normally meets twice a year, or more often as required, in conjunction with meetings of the Board.  The Committee oversees and monitors each Fund’s internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues.  It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed.  It reviews the qualifications of key personnel involved in the foregoing activities and monitors auditor independence.    The Committee approves the Funds’ independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations.  During the fiscal year ended August 31, 2004 there was one Committee meeting.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of December 15, 2004.

Title of Fund	Name and Address	Number of Shares owned of Record	Number of Shares owned Beneficially	Percentage Held of Record
New River Core Equity Fund	New River Advisers LLC 1881 Grove Avenue Radford, VA 24141	15,000		11.94%
	National Financial 200 Liberty Street New York, NY 10281		21,288	16.95%
	Charles Schwab 101 Montgomery Street San Francisco, CA 94104		84,640	67.40%
New River Small Cap Fund	Wendel & Company PO Box 1066 New York, NY 10268		82,319	10.78%
	Charles Schwab 101 Montgomery Street San Francisco, CA 94104		150,493	19.71%
	FTC & Co PO Box 173736 Denver, CO 80217		284,560	37.26%
	Saxon & Co. PO Box 7780 Philadelphia, PA 19182		71,734	9.39%

MANAGEMENT AND OTHER SERVICES

The manager of the Trust is New River Advisers LLC, 1881 Grove Avenue, Radford, Virginia 24141.  Third Security, LLC, 1881 Grove Avenue, Radford Virginia 24141, owns 100% of the interests of the Manager.  Randal J. Kirk, the Managing Member of Third Security, LLC, owns 100% of the interests of Third Security, LLC.  Therefore, through his ownership of 100% of the interests of the parent company of the Manager, Randal J. Kirk may be deemed, under the 1940 Act, to control the Manager.

At present, the primary business activities of Third Security, LLC and its subsidiaries are:  (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the investment in and operation of a number of emerging businesses; and (iii) pursuant to the Investment Management Agreement with the Trust (the “Investment Management Agreement”) and subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, the Manager manages the operations of the Trust and reviews the performance of the Sub-Advisers and services providers to the Funds and makes recommendations to the Trustees with respect to the retention and renewal of contracts.

MANAGEMENT SERVICES.  Under the terms of the Investment Management Agreement with the Funds, the Manager acts as investment adviser and, subject to the supervision of the Board, has overall responsibility for directing the investments of the Funds in accordance with its investment objective, policies and limitations.  Th ird S e curity, LLC provides the Funds with all necessary office facilities and personnel for servicing each Fund’s investments, compensates all officers of the Fund (except for Mr. Rogers and Ms. McCoy) and all Trustees who are “interested persons” of the Trust or of the Manager, and all personnel of the Funds or the Manager performing services relating to research, statistical and investment activities.

In addition, the Manager, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Funds.  These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.  The Investment Management Agreement was approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees, at a meeting held on September 12, 2003.

The following table sets forth the annual management fee rates payable by each Fund to the Manager pursuant to the Investment Management Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE

New River Core Equity Fund	0.80%
New River Small Cap Fund	1.00%

Fees are computed daily and payable monthly. For the fiscal period October 1, 2003 (commencement of operations) to August 31, 2004, the New River Core Equity Fund and the New River Small Cap Fund did not pay any management  fees to the Manager.

The Manager has contractually agreed to waive its management fees and/or make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2005.  The expense limitations, expressed as a percentage of each Fund’s average daily net assets, along with the actual management fee waivers and expense reimbursements for the fiscal period October 1, 2003 (commencement of operations) through August 31, 2004 are disclosed in the table below:

	Expense Limitation*	Management Fee Waivers/ Reimbursements
New River Core Equity Fund	1.30%	$ 110,592
New River Small Cap Fund	1.50%	$155,454

* For the period October 1, 2003 through June 30, 2004 the expense limitations were 1.80% and 2.00% for Core Equity Fund and Small Cap Fund, respectively.

Fees waived or expenses reimbursed may be recouped by the Manager from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the contractual expense limitation described above.

Expenses not expressly assumed by the Manager under the Investment Management Agreement or by Aquarius Fund Distributors, LLC under the Distribution Agreement are paid by the Trust.  Under the terms of the Investment Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Investment Manager, Sub-Adviser, or Distributor, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Sub-Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Board Approval of Investment Management Agreement.  The Board, including the non-interested Trustees, received materials specifically relating to the existing management contract and sub-advisory agreements (the “Investment Advisory Contracts”). These materials included (1) arrangements in respect of the distribution of the Funds’ shares, (2) the procedures employed to determine the value of each Fund's assets, (3) the Manager’s and Sub-Advisers’ management of the relationships with the Funds’ custodian, (4) the resources devoted to the Funds’ investment policies and restrictions and to policies on personal securities transactions, and (5) the nature, cost and character of non-investment management services provided by the Manager and Sub-Advisers.

Additional information was furnished by the Manager including, among other items, information on and analysis of (a) the overall organization of the Manager and Sub-Advisers’, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale, (e) operating expenses paid to third parties, and (f) the information furnished to investors, including the Funds’ shareholders.

In considering the Investment Advisory Contracts, the Board, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

The Manager and Sub-Advisers' Personnel and Methods. The Board, including the non-interested Trustees, reviewed the background of each Fund's portfolio manager and the Funds ’ investment objective and discipline. Among other things they considered the size, education and experience of the Manager’s and Sub-Advisers’ investment staff, their use of technology, and the Manager’s and Sub-Advisers’ approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services.  The Board, including the non-interested Trustees, considered the nature and extent of the Manager’s supervision of third party service providers.

Expenses. The Board, including the non-interested Trustees, considered the estimated Funds’ expense ratio, and expense ratios of peer groups of funds. It also considered the amount and nature of fees paid by shareholders. The Board of Trustees also reviewed the extent to which the Manager agreed to waive its fees and/or reimburse the Funds’ expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time after December 31, 2005. Based on information provided, the Board also considered that the Funds’ fee structure was competitive with funds with similar investment goals and strategies.

Economies of Scale. The Board, including the non-interested Trustees, considered whether there will be economies of scale in respect of the management of the Funds, whether there is potential for realization of any further economies of scale.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the non-interested Trustees, concluded that the advisory fee structures are fair and reasonable, and that the Investment Advisory Contracts should be approved.  Accordingly, the Investment Advisory Contracts were approved by the Trustees on September 12, 2003.

Sub-Adviser – Howe and Rusling, Inc.  On behalf of the Core Equity Fund, the Manager has entered into a sub-advisory agreement with Howe and Rusling, Inc. pursuant to which Howe and Rusling, Inc. has day-to-day responsibility for choosing investments for the Fund. Under the agreement, the manager pays Howe and Rusling, Inc. sub-advisory fees equal to 40% of the management fees paid to the Manager.

Sub-Adviser – Cook Mayer Taylor.  On behalf of the Small Cap Fund, the Manager has entered into a sub-advisory agreement with Michael W. Cook Asset Management, Inc. (which does business as Cook Mayer Taylor) pursuant to which Cook Mayer Taylor has day-to-day responsibility for choosing investments for the Fund. Under the agreement, the manager pays Cook Mayer Taylor sub-advisory fees equal to 40% of the management fees paid to the Manager.

CODE OF ETHICS. The Funds, the Manager, the Sub-Advisers and the Funds’ distributor have adopted codes of ethics (“Codes”) pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These C odes are designed to protect the interests of the Funds’ shareholders. While these C odes contain provisions reasonably necessary to prevent personnel subject to the C odes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the C ode’s requirements.

PROXY VOTING POLICIES AND PROCEDURES.  The Board has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Manager and Fund Sub-Adviser.  The Manager and Sub-Advisers will vote such proxies in accordance with its proxy voting policies and procedures. In some instances, the Manager or Sub-Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Manager or Sub-Adviser or an affiliated person of the Manager or Sub-Adviser.  In such a case, the Trust’s policy requires that the Manager or Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.  When the Board of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how th at Fund’s vote will be cast.

The Manager’s and Sub-Advisers ’ proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during any 12-month period ending June 30, starting with the period from October 1, 2003 (commencement of operations) through June 30, 2004, are available without charge, upon request by calling toll-free, 1-866-NRA-FUND (1-866-672-3863) or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-866-NRA-FUND (1-866-672-3863) and will be sent within three business days of receipt of a request.

ADMINISTRATION SERVICE AGREEMENT. Gemini Fund Services, LLC (“GFS”), 150 Motor Parkway, Hauppauge, New York 11788, acts as the Trust’s administrator pursuant to an Administration Service Agreement, which was approved by the Trustees on July 9, 2004.  Under the terms of the agreement, GFS performs administration services for the Funds and is paid an annual fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  In addition, the Funds reimburse GFS for out-of-pocket expenses. For the fiscal period October 1, 2003 (commencement of operations) to August 31, 2004, the Small Cap Fund and Core Equity Fund paid GFS in administrative service fees $ 16,977 and $ 16,714 , respectively.

FUND ACCOUNTING SERVICE AGREEMENT.  GFS acts as the Trust’s fund accountant pursuant to a Fund Accounting Service Agreement, which was approved by the Trustees on July 9, 2004.  Under the terms of the agreement, GFS performs fund accounting services for the Funds and is paid an annual fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  In addition, the Funds reimburse GFS for out-of-pocket expenses.  For the fiscal period ended October 1, 2003 (commencement of operations) to August 31, 2004, the Small Cap Fund and Core Equity Fund paid GFS $ 20,000 and $ 17,500 for fund accounting fees, respectively.

TRANSFER AGENCY AGREEMENT.  GFS acts as the Trust’s transfer, dividend disbursing and shareholder services agent pursuant to a Transfer Agency Agreement, which was approved , as amended, by the Trustees on July 9, 2004.  Under the terms of the Agreement, GFS performs transfer agency, dividend disbursing and shareholder services for the Funds. For performing such services, GFS receives from each Fund a monthly fee per account, subject to certain minimums, plus certain transaction fees.  In addition, the Funds reimburse GFS for out-of-pocket expenses.  For the fiscal period ended October 1, 2003 (commencement of operations) to August 31, 2004, the Small Cap Fund and Core Equity Fund paid GFS $13,385 and $12,563, respectively, for transfer agency service fees.

DISTRIBUTION AGREEMENT.  The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Aquarius Fund Distributors, LLC (the “Distributor ”).  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The Distribution Agreement was approved by a majority vote of the Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) and who have no direct or indirect financial interest in the selection of the Distributor, on September 12, 2003 . For the fiscal period ended October 1, 2003 (commencement of operations) to August 31, 2004, the Small Cap Fund and Core Equity Fund paid $2,175 and $2,175, respectively, for distribution fees.

PLAN OF DISTRIBUTION. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund reimburses the Distributor or other entities.  Estimated expenses are accrued daily and payable monthly, subject to satisfactory documentation of expenditures, at the annual rate of 0.25 % of average daily net assets of each Fund ..

The Plan was adopted by a majority vote of the Board, including all of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan, on July 9, 2004 .

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

At any given time, the expenses in distributing shares of each Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan. For example, if $1 million in expenses in distributing shares of a Fund had been incurred and $750,000 had been received in the form of a reimbursement as described in (i) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees, may or may not be recovered through future distribution fees.

Each Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan.  No preference for the instruments of such depository institutions will be shown in the selection of investments.

For the fiscal period ended October 1, 2003 (commencement of operations) to August 31, 2004, the Small Cap Fund and Core Equity Fund accrued $3,284 and $451, respectively, for reimbursement obligations under the Plan.  However, the Funds did not make any payments pursuant to the Plan for the fiscal period October 1, 2003 to August 31, 2004.

FUND TRANSACTIONS.  All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Manager or Sub-Adviser pursuant to authority contained in the management and sub-advisory agreements.  The Manager or Sub-Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which they or their affiliates have investment discretion.  In selecting brokers or dealers, the Manager or Sub-Adviser s generally consider:  the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each Fund may execute portfolio transactions with brokers or dealers that provide products and services.  These products and services may include:  economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

Certain of the products and services the Manager or a Sub-Adviser receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services.  In addition, the Manager or a Sub-Adviser may request a broker or dealer to provide a specific proprietary or third-party product or service.  While the Manager or a Sub-Adviser takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither the Manager, Sub-Adviser or a Fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided.  Before causing a Fund to pay such higher commissions, the Manager or a Sub-Adviser will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the Funds or the Manager or a Sub-Adviser’s overall responsibilities to the Funds or other investment companies and investment accounts.  Typically, these products and services assist the Manager and Sub-Advisers in terms of its overall investment responsibilities to the Funds and other investment accounts; however, each product or service received may not benefit the Funds.

The Manager and Sub-Advisers are authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the Funds and to use the research services of brokerage and other firms that have provided such assistance.

Investment decisions for the Funds are made independently from those of other investment accounts (including proprietary accounts) managed by the Manager and the Sub-Advisers.  The same security is often held in the portfolio of more than one of these f unds or investment accounts.  Simultaneous transactions are inevitable when several f unds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one f und or investment account.

When two or more f unds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each f und.  In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned.  In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for a Fund.  It is the current opinion of the Trustees that the desirability of retaining the Manager as investment adviser, or Sub-Adviser as sub-adviser, to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

For the fiscal period October 1, 2003 (commencement of operations) to August 31, 2004, the Small Cap Fund and Core Equity Fund paid brokerage commissions of $7,039 and $ 479 , respectively.

During the fiscal year ended August 31, 2004, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2004	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2004
New River Core Equity Fund	$ 0	$ 0
New River Small Cap Fund	$ 0	$ 0

The Funds did not hold any securities of its regular broker-dealers at August 31, 2004.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each Fund is determined each day the Trust is open for business (normally the same days that the New York Stock Exchange (the “Exchange”) is open), at 4:00 p.m. Eastern Time, by dividing the value of a Fund’s net assets by the number of its shares outstanding.  The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day (with securities traded on the NASDAQ NMS and Small Cap Markets valued at the NASDAQ Official Closing Price), or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board. The value of a foreign security is determined in its national currency and that value is then converted into its U . S . dollar equivalent at the foreign exchange rate in effect on the date of valuation.  The procedures set forth above need not be used to determine the value of the securities owned by the Funds if, in the opinion of a committee appointed by the Board, some other method would more accurately reflect the fair value of such securities.  For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board.  In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

The Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

HOW TO BUY AND SELL SHARES

PURCHASES. Shares of the Funds may be purchased at the net asset value per share (NAV) next determined, after receipt of an order by the Funds’ transfer agent. All requests received in good order before 4:00 p.m. Eastern time or any day the Trust is open for business will be executed at the NAV computed on that same day. Requests received after 4:00 p.m. Eastern time or any day the Trust is open for business will receive the next business day’s NAV. The Funds minimum initial investment for all accounts (including retirement plans) is $1,000. The minimum subsequent investment is $250 ($25 for automatic investment plans).

REDEMPTIONS. A shareholder has the right to sell (“redeem”) all or part of his or her shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or if redemption proceeds are to be paid to someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a medallion signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a medallion signature guarantee program. S ignature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees or custodians.

The Funds will deduct a 2% redemption fee on a shareholder’s redemption amount if the shareholder sell s his or her shares or his or her shares are redeemed for failure to maintain the Funds’ balance minimum after holding them for less than 30 days. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The 2% redemption fee also applies to shares redeemed by exchange within 30 days of purchase. The redemption fee does not apply to shares that were acquired through reinvestment of dividends and distributions. Shares held for 30 days or more are not subject to the 2% redemption fee.

Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Funds is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

REDEMPTIONS IN - KIND.  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in - kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Funds ’ assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information.  Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year.  If a Fund:  (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes.  In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain ( i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company .  These requirements include the following:  (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies , U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies ), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:  (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”).  To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings.  Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Investments in Foreign Securities

I nvestment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known.  The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders.  If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any.  Shortly after any year for which it makes such an election for a Fund, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit.  Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company , a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information.  Tax law is subject to change by legislative, administrative or judicial action.  The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers.  Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.”  In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund.  The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares.  Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains.  A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf.  In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution.  Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares.  In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income.  The Trust must designate the portion of any distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year.  In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year.   If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income.  In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies ) or a qualified foreign corporation.  In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 60 days during the 120-day period that begins 60 days before the stock becomes ex-dividend.  In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

Dividends-Received Deduction

The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction.  In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend).   The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year.  In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.  If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim.  The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.  Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares.  The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss.  This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss.  If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss.  In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%.  Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.  Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year ( i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup Withholding

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to:  (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

ADDITIONAL INFORMATION

INDEPENDENT AUDITORS. Tait, Weller & Baker located at 1818 Market Street, Suite 2400 Philadelphia, PA 19103-3638, serves as the independent auditors of the Trust and of each Fund.  Their services include auditing the annual financial statements and financial highlights of each Fund as well as other related services.

TRUST COUNSEL. Sutherland Asbill & Brennan LLP, located at 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004 , acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

RETIREMENT PLANS. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401(k) plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of 401(k) programs. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any of the Distributor’s products.

FINANCIAL STATEMENTS

     The financial statements and independent auditor’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended August 31, 2004.  The Trust will provide these reports without charge upon request by calling the Trust at 1-866-NRA-FUND (1-866-672-3863).

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

NEW RIVER FUNDS

PROXY VOTING POLICY AND PROCEDURES

(Adopted November 1, 2003)

The Board of Trustees of New River Funds (the “Trust”), on behalf of each of its series (collectively, the “Funds”), approved and adopted these Proxy Voting Policies and Procedures of the Trust.

I. Introduction

The Trust has the right and fiduciary obligation to vote proxies relating to each Fund’s portfolio securities in a manner consistent with the best interest of the Fund and the Fund’s shareholders.  As a result, the Board of Trustees has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds.

II. Delegation to the Adviser

A.

Pursuant to the management agreement between the Trust and its investment adviser, New River Advisers, LLC (“Adviser”), the Trust delegates discretionary management authority to Adviser.  In addition, Adviser has entered into sub-advisory agreements with Howe and Rusling, Inc. (“Howe and Rusling”) and Michael W. Cook Asset Management, Inc. (“Cook Mayer Taylor”). (Howe and Rusling and Cook Mayer Taylor are collectively referred to as the “Sub-Advisers”).  Howe and Rusling and Cook Mayer Taylor each manage portfolio securities of the Funds pursuant to such sub-advisory agreements under the supervision of Adviser and general oversight by the Board of Trustees.  Howe and Rusling currently manages the New River Core Equity Fund .  Cook Mayer Taylor currently manages the New River Small Cap Fund.

B.

Consistent with the delegation in the management agreement and sub-advisory agreements, the policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to the Adviser as a part of the general management of the Trust, subject to the oversight of the Board of Trustees.  The Adviser and each Sub-Adviser acts as a fiduciary to the Trust and must vote proxies in a manner consistent with the best interest of the Trust and their shareholders.

C.

In addition to the proxy voting and reporting procedures listed below, it is the policy of the Trust to adopt the policies and procedures used by Cook Mayer & Taylor, which is attached hereto, to vote the portfolio securities owned by the New River Small Cap Fund and the policies and procedures used by Howe and Rusling, which is attached hereto, to vote proxies relating to portfolio securities owned by the New River Core Equity Fund.

III.

Proxy Voting Procedures

A.

Annual Presentation of Proxy Voting Policies.  At least annually, the Adviser shall present to the Board for its review a copy of the Adviser’s and each Sub-Adviser’s proxy voting policies and procedures.  In addition, the Adviser shall notify the Board promptly of material changes to its policies and procedures.

B.

Annual Presentation of Proxy Voting Record to the Board.  At least annually, each Sub-Adviser shall provide to the Board of Trustees a record of each proxy voted with respect to portfolio securities held by the Fund during a twelve-month period.

C.

Conflicts of Interest.  With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.  For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, a Sub-Adviser, the Fund’s principal underwriter, or any affiliated person of the Adviser, a Sub-Adviser, or principal underwriter, has a financial interest in a matter presented by proxy to be voted on behalf of the Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

D.

Form N-PX.  The Adviser shall ensure that Form N-PX is properly and timely prepared and filed on behalf of the Trust.

IV.

Revocation of Authority to Vote

The delegation by the Board of Trustees of the authority to vote proxies relating to the portfolio securities held by the Trust may be revoked by the Board, in whole or in part, at any time.

NEW RIVER ADVISERS LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted December 22, 2004)

New River Advisers LLC (“NRA”) serves as the investment manager to New River Funds family of mutual funds.  NRA has engaged a sub-adviser for each series of the New River Funds (each a “Fund” and collectively the “Funds”).  In the typical course of NRA’s business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investment of the Funds.  Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best financial interest of the Funds.  As part of their duties, each sub-adviser will vote proxies for their respective Fund.  Each sub-adviser is responsible for maintaining Proxy Voting Policies and Procedures that conform substantially with those of NRA.  In the event a sub-adviser is presented with a conflict of interest that, in their opinion, prohibits them from voting a proxy in the best interests of the shareholders of the Fund, NRA will vote the proxy on behalf of the shareholders of such Fund in accordance with this policy.

In order to fulfill its fiduciary responsibilities, NRA has adopted the following policies and procedures for proxy voting with regard to companies in client portfolios for those clients who have given us permission to vote proxies on their behalf.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer-term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, NRA will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability .  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests .  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, NRA generally believes that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency .  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

POLICY

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, NRA may seek insight from the sub-adviser on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.  As investment manager to New River Funds, we will vote proxies of a Fund in a manner we believe to be in the interest of its shareholders.  NRA will not subordinate the interests of a Fund to any unrelated objectives.  NRA will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

CONFLICTS OF INTEREST

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, a memorandum will be prepared detailing the potential issues and/or conflicts of interest.  The memorandum and proxy materials will then be provided to the Board of Trustees of New River Funds for their review and decision on how to vote the proxy.  The documentation will be maintained in the proxy file.  NRA will report to the Board of Trustees of New River Funds, on a regular basis but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.

RECORDS RETENTION

NRA will maintain the following records:

•

Copies of all policies and procedures written

•

A copy of each proxy statement received

•

A record of each vote cast

•

A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

NRA will maintain a copy of each written client request for information on voted proxies on behalf of a Fund, and a copy of any written response to any (written or oral) client request for information on how NRA voted proxies on behalf of the requesting client Fund.

NRA will maintain records of our proxy voting and any document created that was material in determining the vote for at least six years (2 years on site.)

REVIEW OF PROXY VOTING AND GUIDELINES

The Board of Trustees of New River Funds will conduct an annual review of the past year’s proxy voting as well as the guidelines established for proxy voting. Documentation of this review will be maintained.  A report setting forth the results of this review will be maintained by the Board of Trustees of New River Funds.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-672-3863.  NRA will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

When proxies have not been received on behalf of a client, NRA will make reasonable efforts to obtain missing proxies.

In addition, NRA will provide to each client that has given us proxy voting authority, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PROXY VOTING GUIDELINES

Election of the Board of Directors

NRA believes that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, NRA will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

NRA believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

NRA will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether NRA believes independence has been, or could be, compromised.

Equity-based compensation plans

NRA believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, NRA is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

NRA will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While NRA evaluates plans on a case-by-case basis, NRA will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and NRA considers other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

NRA views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, NRA generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, NRA will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

NRA will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While NRA recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which NRA generally considers to have a negative impact on shareholder value.

NRA believes the best approach is for a company to seek shareholder approval of rights plans and NRA generally supports shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

NRA will rarely, if ever, support poison pill provisions.

NRA will, in most cases, support and vote for the removal of such provisions.

5170 Sanderlin Avenue, Suite 200 Memphis, TN 38117 Phone: 901.684.4112 Fax: 901.684.4116

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July 8, 2003 and Revised November 1, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 as amended (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Cook Mayer Taylor (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.  As sub-advisor to a certain series of the New River Funds (the “Fund”), we will vote proxies of the Fund solely in the interest of its shareholders.  We will not subordinate the interests of the Fund to any unrelated objectives.  We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.  In such a case, a memorandum will be prepared detailing the potential issues and/or conflicts of interest.  The memorandum and proxy materials will then be reviewed and discussed by us before a decision is made on how to vote the proxy.  Once the matter is discussed, the proxy will be voted based on our decision.  The documentation will be maintained with the copy of the proxy vote submitted in the proxy file.  We will report to the Board of Trustees of the New River Funds, on a regular basis but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  We will evaluate board structures on a case-by-case basis.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we generally support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans which when triggered by a hostile acquisition attempt give shareholders share purchase or sale rights so far out of line with the market as to advantage certain shareholders at the risk of diminution of wealth to the company, also known as poison pills, such measures may tend to entrench current management, which we may consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

Records Retention

We will maintain the following records:

•

Copies of all policies and procedures written

•

A copy of each proxy statement received

•

A record of each vote cast

•

A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

We will maintain a copy of each written client request for information on voted proxies on behalf of such fund, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client fund.

We will maintain records of our proxy voting and any document created that was material in determining the vote for at least six years (2 years on site.)

Review Voting and Guidelines

The Board of Trustees of the New River Funds will conduct an annual review of the past year’s proxy voting as well as the guidelines established for proxy voting. Documentation will be maintained of this review.  A report setting forth the results of this review will be maintained by the Board of Trustees.

SEC Filings

We will file Form N-PX containing the Fund’s complete proxy voting record for the twelve-month period ended June 30 with the SEC by August 31 of each year.  We will file these Proxy Voting Policies and Procedures in the Registration Statement of the New River Funds.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling (901) 684-4112.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

HOWE AND RUSLING, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted May 29, 2003 and Revised December 31, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 as amended (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Howe and Rusling, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in client portfolios for those clients who have given us permission to vote proxies on their behalf.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers and analysts that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.  As sub-advisor to a certain series of the New River Funds (the “Fund”), we will vote proxies of the Fund solely in the interest of its shareholders.  We will not subordinate the interests of the Fund to any unrelated objectives.  We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, a memorandum will be prepared detailing the potential issues and/or conflicts of interest.  The memorandum and proxy materials will then be reviewed and discussed by us before a decision is made on how to vote the proxy.  Once the matter is discussed, the proxy will be voted based on our decision.  The documentation will be maintained with the copy of the proxy vote submitted in the proxy file.  We will report to the Board of Trustees of the New River Funds, on a regular basis but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will rarely, if ever, support poison pill provisions.

We will, in most cases, support and vote for the removal of such provisions.

Records Retention

We will maintain the following records:

•

Copies of all policies and procedures written

•

A copy of each proxy statement received

•

A record of each vote cast

•

A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

We will maintain a copy of each written client request for information on voted proxies on behalf of such fund, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client fund.

We will maintain records of our proxy voting and any document created that was material in determining the vote for at least six years (2 years on site.)

Review Voting and Guidelines

The Board of Trustees of the New River Funds will conduct an annual review of the past year’s proxy voting as well as the guidelines established for proxy voting. Documentation will be maintained of this review.  A report setting forth the results of this review will be maintained by the Board of Trustees.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling    1-800-325-4693.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies.

In addition, we will provide to each client that has given us proxy voting authority, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

NEW RIVER FUNDS

PART C

OTHER INFORMATION

ITEM 22.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust , f iled on June 25, 2003 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.

(a)(2)

Certificate of Trust , f iled on June 25, 2003 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.

 (b)

By-Laws , f iled on June 25, 2003 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.

(c)

Instruments Defining Rights of Security Holders.

See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust.

See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Management Agreement between the Registrant, on behalf of its series, New River Core Equity Fund and New River Small Cap Fund, and New River Advisers LLC, filed herein.

(d)(2)

Amended and Restated Sub-Advisory Agreement relating to New River Small Cap Fund, between New River Advisers LLC and Michael W. Cook Asset Management, Inc., filed on October 29, 2004 in Post-Effective Amendment No. 1, incorporated herein by reference.

(d)(3)

Amended and Restated Sub-Advisory Agreement relating to New River Core Equity Fund, between New River Advisers LLC and Howe and Rusling, Inc., filed on October 29, 2004 in Post-Effective Amendment No. 1, incorporated herein by reference.

(e)

Underwriting Agreement between New River Advisers LLC and Aquarius Fund Distributors LLC , filed herein.

(f)

Bonus or Profit Sharing Contracts. Not Applicable.

(g)

Custody Agreement between the Registrant and The Bank of New York, filed herein.

( h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, filed herein.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, filed herein.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed herein.

(h)(4)

Amended and Restated Contractual Management Fee Waiver Agreement by and between the Registrant, on behalf of its New River Core Equity Fund and New River S m all Cap Fund, and New River Advisers LLC, filed on October 29, 2004 in Post-Effective Amendment No. 1, incorporated herein by reference.

(i) (1)

Consent of Sutherland Asbill & Brennan LLP filed herein.

(i)(2)

Opinion and Consent of Stradley Ronon Stevens and Young filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(j)(1)

Consent of Independent Auditors – Tait, Weller & Baker , filed herein.

 (j)(2)

Power of Attorney – Vijay Singal , filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(j)(3)

Power of Attorney – Doit L. Koppler II , filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(j)(4)

Power of Attorney – William Fry , filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(k)

Omitted Financial Statements.

Not Applicable.

(l)

Initial Capital Agreements.

Not Applicable

(m)

Rule 12b-1 Plan for each series of the Registrant, filed herein.

(n)

Rule 18f-3 Plan.

Not Applicable.

(p)(1)

Code of Ethics of New River Advisers LLC filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(p)(2)

Code of Ethics of Michael W. Cook Asset Management, Inc. filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(p)(3)

Code of Ethics of Howe and Rusling, Inc. filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(p)(4)

Code of Ethics of Aquarius Fund Distributors, LLC Filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

(p)(5)

Code of Ethics of New River Funds filed on October 1, 2003 in Pre-Effective Amendment No. 1 , incorporated herein by reference.

ITEM 23.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 24.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

ITEM 25.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The principal business of New River Advisers LLC is the management of the New River Funds.  The principal business of each sub-adviser is to provide investment counsel and advice to a wide variety of clients.

For information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of New River Advisers LLC is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, the Form ADV of New River Advisers LLC (File #801-62172), which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) is incorporated herein by reference.

For information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Michael W. Cook Asset Management, Inc. is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, the Form ADV of Michael W. Cook Asset Management, Inc. (File #801-34451), which is currently on file with the SEC as required by the Advisers Act, is incorporated herein by reference.

For information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Howe and Rusling, Inc. is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, the Form ADV of Howe and Rusling, Inc. (File #801-294), which is currently on file with the SEC as required by the Advisers  Act, isincorporated  herein by reference.

ITEM 26.

PRINCIPAL UNDERWRITER.

(a)

Aquarius Fund Distributors, LLC (“AFD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, DCM Series Trust, the North Country Funds, Roge Partners Funds, and Saratoga Advantage Trust

(b)

AFD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.  AFD is an affiliate of Gemini Fund Services, LLC.

The information with respect to each director and officer of AFD is incorporated by reference to Schedule A of Form BD filed under the Securities and Exchange Act of 1934 (File No.  8-065857).

(c)

Not Applicable.

ITEM 27.

LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of New River Advisers LLC, 1881 Grove Avenue, Radford, Virginia 24141, Howe and Rusling, Inc., 120 East Avenue, Rochester, New York, 14604, Cook Mayer Taylor, 5170 Sanderlin Avenue, Memphis, Tennessee 38117, Aquarius Fund Distributors LLC, 4020 South 147th Street, Omaha, Nebraska 68137 and Gemini Fund Services, LLC, 150 Motor Parkway, Hauppauge, NY 11788 and 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

ITEM 28.

MANAGEMENT SERVICES.

There are no management related service contracts not discussed in Part A or Part B.

ITEM 29.

UNDERTAKINGS.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to item 24, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Radford, and the Commonwealth of Virginia, on the 28th  day of December , 2004.

New River Funds

/s/ Doit L. Koppler II

Doit L. Koppler II

Chairman, Chief Financial Officer, Treasurer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

SIGNATURE	TITLE	DATE
/s/ Doit L. Koppler II ____________________________ Doit L. Koppler II	Chairman, Chief Financial Officer, Treasurer and Trustee	December 28 , 2004
/s/ Robert Patzig ____________________________ Robert Patzig	Chief Executive Officer	December 28 , 2004
/s/ Vijay Singal ____________________________ Vijay Singal*	Trustee	December 28 , 2004
/s/ William Fry ____________________________ William Fry*	Trustee	December 28 , 2004

*By _/s/ Theodore Fisher____________

           Theodore Fisher, Attorney-in-Fact

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Management Agreement between the Registrant, on behalf of it series, New River Core Equity Fund and New River Small Cap Fund, and New River Advisers LLC	EX-99.d.1
Underwriting Agreement between New River Advisers LLC and Aquarius Fund Distributors LLC	EX-99.e
Custody Agreement between the Registrant and The Bank of New York	EX-99.g
Fund Accounting Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.1
Administration Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.2
Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.3
Consent of Sutherland Asbill & Brennan LLP	EX-99.i.1
Consent of Independent Auditors – Tait, Weller & Baker	EX-99.j.1
Rule 12b-1 Plan for each series of the Registrant	EX-99.m